UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): November 15, 2007

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2007, Fiserv, Inc. (the “Company”) and certain of its subsidiaries (the “Guarantors”) entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC and J.P. Morgan Securities Inc. as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $1,250,000,000 aggregate principal amount of the Company’s 6.125% Senior Notes due 2012 and $500,000,000 aggregate principal amount of the Company’s 6.8% Senior Notes due 2017, both series to be guaranteed by the Guarantors (the “Notes”), in a public offering (the “Offering”). The Offering is expected to close on November 20, 2007.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Guarantors, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1 to this Current Report on Form 8-K and incorporated herein by reference.

In the ordinary course of their respective businesses, the Underwriters or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.

Item 8.01. Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-147309) that the Company filed with the Securities and Exchange Commission (the “SEC”) relating to the Offering. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated November 15, 2007, and prospectus, dated November 15, 2007, relating to the Offering. See “Item 9.01. Financial Statements and Exhibits.”

On November 15, 2007, the Company issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

	(1)	Underwriting Agreement, dated November 15, 2007, among the Company, the guarantors named therein and the underwriters named therein.

	(5)	Opinion of Foley & Lardner LLP, dated November 15, 2007.

	(23)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

	(99)	Press Release of Fiserv, Inc., dated November 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: November 16, 2007

	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Executive Vice President, Chief Financial Officer,
Treasurer and Assistant Secretary

Fiserv, Inc.

Exhibit Index to Current Report on Form 8-K

Dated November 16, 2007

Exhibit Number
(1)	Underwriting Agreement, dated November 15, 2007, among the Company, the guarantors named therein and the underwriters named therein.

(5)	Opinion of Foley & Lardner LLP, dated November 15, 2007.

(23)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

(99)	Press Release of Fiserv, Inc., dated November 15, 2007.